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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Applied Innovation Inc., a Delaware corporation (the "Company"), hereby appoints Gerard B. Moersdorf, Jr., Robert L. Smialek, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 2000, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that either such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of February 27, 2001.

DIRECTORS/OFFICERS:

                  Signature                                                     Title
                  ---------                                                     -----
         /s/ Gerard B. Moersdorf, Jr.                         Chairman of the Board and Founder
---------------------------------------------
         Gerard B. Moersdorf, Jr.

         /s/ Robert L. Smialek                                Chief  Executive Officer, President and Director
--------------------------------------------                  (Principal Executive Officer)
         Robert L. Smialek

         /s/ Michael P. Keegan                                Vice President, Chief Financial Officer and Treasurer
--------------------------------------------                  (Principal Financial and Accounting Officer)
         Michael P. Keegan


         /s/ James H. Blough                                  Director
--------------------------------------------
         James H. Blough

         /s/ Thomas W. Huseby                                 Director
--------------------------------------------
         Thomas W. Huseby

         /s/ William H. Largent                               Director
--------------------------------------------
         William H. Largent

         /s/ Curtis A. Loveland                               Director
--------------------------------------------
         Curtis A. Loveland

         /s/ Gerard B. Moersdorf, Sr.                         Director
--------------------------------------------
         Gerard B. Moersdorf, Sr.

         /s/ Richard W. Oliver                                Director
--------------------------------------------
         Richard W. Oliver

         /s/ Alexander B. Trevor                              Director
--------------------------------------------
         Alexander B. Trevor